UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 15, 2006

SM&A
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 975-1550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 15, 2006, the Board of Directors of SM&A and the Audit Committee of the Board determined that the Company's financial statements for the fiscal years ending December 31, 2005 (as filed on Form 10-K on February 24, 2006) and December 31, 2004, and for the fiscal quarters ending December 31, 2004, March 31, 2005 and June 30, 2005 could no longer be relied upon. Transactions disclosed in footnote 3 to the financial statements included in Form 10-K for the year ended December 31, 2005 and in prior filings with the Securities and Exchange Commission, in which the Company reported that it repurchased stock from former officers and directors were not accounted for properly as required by accounting literature applicable to these transactions, including EITF-0023. The Audit Committee, jointly with the Company’s management, analyzed the impact of the accounting treatment with respect to the stock option exercises and repurchases on the Company’s historical financial results and concluded that the error in the accounting treatment warranted restatement of these financial statements. The Audit Committee has discussed its determination to restate the Company’s financial statements as discussed above with Ernst & Young LLP, the Company’s independent registered public accounting firm.

The Company has restated its financial results for the fourth quarter of 2004, the first quarter of 2005, the second quarter of 2005, and the fiscal years ended December 31, 2004 and 2005 from those results previously reported. There were no changes to the Company’s cash balance, cash flows, total assets, total liabilities, and total shareholders’ equity as of the applicable dates. The Company has filed Amendment No. 1 on Form 10-K/A for the year ended December 31, 2005 in order to restate the audited financial statements contained therein.

The Company hereby incorporates by reference Item 9A to its Form 10-K/A for the year ending December 31, 2005 (as filed with the Securities and Exchange Commission on May 15, 2006) in which material weaknesses in internal control over financial reporting and disclosure controls and procedures related to the restatement are disclosed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

May 18, 2006	By:	/s/ Steve D. Handy

Name: Steve D. Handy
Title: Senior Vice President, CFO & Secretary